UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21882
                                                     ---------

               Oppenheimer Rochester North Carolina Municipal Fund
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 06/30/2008
                                                ----------


ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
MUNICIPAL BONDS AND NOTES--128.6%
NORTH CAROLINA--51.5%
$ 1,400,000   Albermarle, NC Hospital Authority           5.250%    10/01/2038   $  1,255,912
     50,000   Asheville, NC COP(1)                        5.125     06/01/2018         50,314
    110,000   Asheville, NC Hsg. Authority
              (Woodridge Apartments)(1)                   5.750     11/20/2029        110,327
     10,000   Asheville, NC Hsg. Authority
              (Woodridge Apartments)                      5.800     11/20/2039          9,928
     10,000   Buncombe County, NC Center for Mental
              Retardation (Blue Ridge Area
              Foundation)(1)                              7.750     11/01/2017          9,897
    635,000   Charlotte, NC Douglas International
              Airport Special Facilities (US
              Airways)(1)                                 5.600     07/01/2027        442,119
  2,575,000   Charlotte, NC Douglas International
              Airport Special Facilities (US
              Airways)(1)                                 7.750     02/01/2028      2,290,488
  1,000,000   Charlotte, NC Douglas International
              Airport,
              Series B(1)                                 6.000     07/01/2017      1,019,720
     40,000   Charlotte, NC Douglas International
              Airport,
              Series B(1)                                 6.000     07/01/2028         40,610
     15,000   Charlotte-Mecklenburg, NC Hospital
              Authority Health Care System
              (CHS/CMC/CIR/MHSP Obligated Group)(1)       5.000     01/15/2031         15,809
     65,000   Charlotte-Mecklenburg, NC Hospital
              Authority Health Care System
              (CHS/CMC/CIR/MHSP Obligated Group)(1)       5.000     01/15/2031         64,305
    285,000   Columbus County, NC IF&PCFA
              (International Paper Company)(1)            5.800     12/01/2016        285,502
     35,000   Columbus County, NC IF&PCFA
              (International Paper Company)(1)            5.850     12/01/2020         33,903
     35,000   Cumberland County, NC Finance Corp.
              (Detention Center & Mental Health)(1)       5.250     06/01/2024         35,394
     25,000   Dare County, NC COP(1)                      5.000     05/01/2019         25,028
  2,225,000   Durham, NC Hsg. Authority (Naples
              Terrace Apartments)(1)                      5.700     06/01/2033      2,231,386
  1,000,000   Elizabeth City, NC Multifamily Hsg.
              (Walker Landing)                            5.125     03/20/2049        907,810
  2,385,000   Gaston, NC IF&PCFA (National Gypsum)(1)     5.750     08/01/2035      1,893,738
    110,000   Halifax County, NC IF&PCFA (Champion
              International Corp.)(1)                     5.450     11/01/2033         92,453
     70,000   Halifax County, NC IF&PCFA
              (International Paper Company)(1)            5.900     09/01/2025         65,486
  2,400,000   Haywood County, NC IF&PCFA
              (International Paper Company)(1)            4.450     03/01/2024      1,996,368
     15,000   Madison, NC Center For Mental
              Retardation (Blue Ridge Area
              Foundation)(1)                              7.750     11/01/2017         15,017
     60,000   Mecklenburg County, NC IF&PCFA (Fluor
              Corp.)(1)                                   5.250     12/01/2009         60,114
      5,000   NC Capital Facilities Finance Agency
              (Duke University)(1)                        5.125     10/01/2026          5,133
      5,000   NC Capital Facilities Finance Agency
               (Duke University)                          5.125     10/01/2041          5,028
  1,000,000   NC Capital Facilities Finance Agency
              (Meredith College)(1)                       6.000     06/01/2031      1,021,300


            1 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$ 1,500,000   NC Capital Facilities Finance Agency
              (Meredith College)(1)                       6.125%    06/01/2035   $  1,536,855
     75,000   NC Centennial Authority Hotel Tax
              (Arena)(1)                                  5.125     09/01/2019         76,481
     10,000   NC Eastern Municipal Power Agency(1)        5.125     01/01/2012         10,017
     50,000   NC Eastern Municipal Power Agency(1)        5.125     01/01/2026         49,800
     65,000   NC Eastern Municipal Power Agency(1)        5.750     01/01/2026         65,890
     25,000   NC Eastern Municipal Power Agency(1)        6.500     01/01/2018         28,254
    195,000   NC Eastern Municipal Power Agency,
              Series A(1)                                 5.750     01/01/2026        197,670
    400,000   NC Eastern Municipal Power Agency,
              Series B(1)                                 5.500     01/01/2017        400,232
    970,000   NC Eastern Municipal Power Agency,
              Series B(1)                                 5.500     01/01/2021        970,310
  1,155,000   NC Eastern Municipal Power Agency,
              Series B(1)                                 5.500     01/01/2021      1,155,370
    595,000   NC Eastern Municipal Power Agency,
              Series B(1)                                 5.500     01/01/2021        596,071
      5,000   NC Educational Facilities Finance
              Agency
              (Davidson College)(1)                       5.100     12/01/2012          5,010
     60,000   NC Educational Facilities Finance
              Agency (St. Augustine's College)(1)         5.250     10/01/2018         60,184
     35,000   NC Fayetteville State University(1)         8.200     10/01/2009         35,162
     15,000   NC HFA(1)                                   5.450     01/01/2011         15,292
     90,000   NC HFA(1)                                   5.625     07/01/2030         91,012
    250,000   NC HFA(1)                                   5.750     03/01/2017        256,570
     30,000   NC HFA(1)                                   6.000     01/01/2016         30,229
    230,000   NC HFA(1)                                   6.000     07/01/2016        231,428
    400,000   NC HFA (Home Ownership)                     4.800     01/01/2039        354,520
    500,000   NC HFA (Home Ownership)                     4.850     07/01/2038        447,665
     15,000   NC HFA (Home Ownership)(1)                  4.950     01/01/2032         13,956
     25,000   NC HFA (Home Ownership)(1)                  5.000     07/01/2015         25,071
     25,000   NC HFA (Home Ownership)(1)                  5.000     01/01/2025         24,102
     20,000   NC HFA (Home Ownership)(1)                  5.100     07/01/2017         20,430
     60,000   NC HFA (Home Ownership)(1)                  5.150     01/01/2019         60,038
     10,000   NC HFA (Home Ownership)(1)                  5.200     01/01/2020         10,010
     85,000   NC HFA (Home Ownership)(1)                  5.200     07/01/2026         83,442
     15,000   NC HFA (Home Ownership)(1)                  5.250     07/01/2011         15,174
     15,000   NC HFA (Home Ownership)(1)                  5.250     07/01/2020         15,267
    235,000   NC HFA (Home Ownership)(1)                  5.250     01/01/2022        235,580
    105,000   NC HFA (Home Ownership)(1)                  5.250     07/01/2026        103,676
     20,000   NC HFA (Home Ownership)(1)                  5.250     07/01/2034         20,202
     25,000   NC HFA (Home Ownership)(1)                  5.375     01/01/2023         25,118
      5,000   NC HFA (Home Ownership)(1)                  5.375     01/01/2029          4,912
     20,000   NC HFA (Home Ownership)(1)                  5.400     07/01/2032         19,644
  2,000,000   NC HFA (Home Ownership)                     5.550     07/01/2038      1,980,960
     35,000   NC HFA (Home Ownership)(1)                  5.950     01/01/2027         35,336
      5,000   NC HFA (Multifamily Mtg.)(1)                5.350     09/01/2014          5,005
     25,000   NC HFA (Multifamily Mtg.)(1)                5.450     09/01/2024         25,011
     10,000   NC HFA (Multifamily Mtg.)(1)                6.700     01/01/2027         10,011
     20,000   NC HFA (Multifamily)(1)                     5.950     07/01/2021         20,251


            2 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$     5,000   NC HFA (Single Family)(1)                   5.200%    03/01/2010   $      5,045
     20,000   NC HFA (Single Family)(1)                   5.350     09/01/2028         20,407
     10,000   NC HFA (Single Family)(1)                   5.375     09/01/2014         10,264
      5,000   NC HFA (Single Family)(1)                   5.600     09/01/2019          5,130
     15,000   NC HFA (Single Family)(1)                   5.700     09/01/2026         15,418
     40,000   NC HFA (Single Family)(1)                   5.850     09/01/2028         41,056
     30,000   NC HFA (Single Family)(1)                   5.950     09/01/2017         30,716
     15,000   NC HFA (Single Family)(1)                   6.125     03/01/2018         15,643
     10,000   NC HFA (Single Family)(1)                   6.150     03/01/2017         10,297
     35,000   NC HFA (Single Family)(1)                   6.200     03/01/2018         35,899
     20,000   NC HFA (Single Family)(1)                   6.250     03/01/2017         20,564
    145,000   NC HFA (Single Family)(1)                   6.250     09/01/2027        149,472
     10,000   NC HFA (Single Family)(1)                   6.450     09/01/2027         10,022
    280,000   NC Medical Care Commission (ARC/HDS
              Alamance Hsg. Corp.)(1)                     5.800     10/01/2034        270,998
     30,000   NC Medical Care Commission (Baptist
              Retirement)(1)                              6.300     10/01/2021         30,045
     25,000   NC Medical Care Commission (Carolina
              Medicorp)(1)                                5.250     05/01/2009         25,056
     20,000   NC Medical Care Commission (Carolina
              Medicorp)(1)                                5.250     05/01/2026         20,017
     95,000   NC Medical Care Commission (Catholic
              Health East)(1)                             5.000     11/15/2018         96,402
     50,000   NC Medical Care Commission (Catholic
              Health East)(1)                             5.000     11/15/2028         49,306
     15,000   NC Medical Care Commission (Deerfield
              Episcopal Retirement Community)(1)          5.000     11/01/2023         14,546
     40,000   NC Medical Care Commission (First
              Health of the Carolinas)(1)                 5.000     10/01/2028         40,022
     25,000   NC Medical Care Commission
              (Glenaire/The Presbyterian Homes
              Obligated Group)(1)                         5.500     10/01/2031         23,726
    270,000   NC Medical Care Commission
              (Glenaire/The Presbyterian Homes
              Obligated Group)(1)                         5.600     10/01/2036        256,028
     10,000   NC Medical Care Commission (Grace
              Healthcare System)(1)                       5.250     10/01/2016         10,019
    200,000   NC Medical Care Commission (Halifax
              Regional Medical Center)(1)                 5.000     08/15/2018        182,208
     55,000   NC Medical Care Commission (Halifax
              Regional Medical Center)(1)                 5.000     08/15/2024         47,645
    180,000   NC Medical Care Commission (Moravian
              Home)(1)                                    5.100     10/01/2030        154,147
     10,000   NC Medical Care Commission (Novant
              Health)(1)                                  5.000     10/01/2018         10,132
     25,000   NC Medical Care Commission (Novant
              Health)(1)                                  5.000     10/01/2024         25,194
     40,000   NC Medical Care Commission (Novant
              Health)(1)                                  5.000     10/01/2028         40,132
     50,000   NC Medical Care Commission (Novant
              Health)(1)                                  5.125     05/01/2016         50,080
    105,000   NC Medical Care Commission (Novant
              Health)(1)                                  5.250     05/01/2021        105,154
  1,000,000   NC Medical Care Commission (Pennybyrn
              at Maryfield)(1)                            6.125     10/01/2035        899,610
     60,000   NC Medical Care Commission (Rex
              Healthcare)(1)                              5.000     06/01/2023         60,226
     15,000   NC Medical Care Commission (Scotland
              Health Memorial Hospital)(1)                5.375     10/01/2011         15,013


            3 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$    25,000    NC Medical Care Commission                 6.250%    06/01/2029   $     25,633
               (Southeastern Regional Medical
               Center/Health Horizons
               Obligated Group)(1)
    750,000    NC Medical Care Commission
               (Southminster)(1)                          5.750     10/01/2037        714,308
    195,000    NC Medical Care Commission
               (Southminster)(1)                          6.125     10/01/2018        195,289
     25,000    NC Medical Care Commission (St.
               Josephs)(1)                                5.125     10/01/2028         25,460
     10,000    NC Medical Care Commission (St.
               Josephs)(1)                                5.125     10/01/2028         10,034
     25,000    NC Medical Care Commission (STHS)(1)       6.250     10/01/2019         25,602
     10,000    NC Medical Care Commission
               (STHS/STMH/STM/HCC)(1)                     6.375     10/01/2029         10,222
     20,000    NC Medical Care Commission (STTLC)(1)      5.375     10/01/2014         20,126
     60,000    NC Medical Care Commission (STTLC)(1)      5.375     10/01/2019         60,280
     45,000    NC Medical Care Commission (Village at
               Brookwood)(1)                              6.375     01/01/2022         43,385
     70,000    NC Medical Care Commission (Wake
               County Hospital System)(1)                 5.250     10/01/2017         71,531
    865,000    NC Medical Care Commission (Wake
               County Hospital System)(1)                 5.375     10/01/2026        878,062
     50,000    NC Medical Care Commission (Wayne
               Memorial Hospital/Wayne Health
               Corp.)(1)                                  5.000     10/01/2021         50,346
    135,000    NC Medical Care Commission
               (Well-Spring Retirement Community)(1)      5.375     01/01/2020        126,569
     35,000    NC Medical Care Commission
               (Well-Spring Retirement Community)(1)      6.250     01/01/2027         34,791
     25,000    NC Medical Care Commission Hospital
               (Almance Health System)(1)                 5.500     08/15/2013         25,057
    130,000    NC Medical Care Commission Hospital
               (Almance Health System)(1)                 5.500     08/15/2024        130,164
    500,000    NC Medical Care Commission Retirement
               Facilities (Carolina Village)(1)           6.000     04/01/2038        471,905
      5,000    NC Medical Care Commission Retirement
               Facilities (Cypress Glen Retirement
               Community)(1)                              6.000     10/01/2033          4,730
     40,000    NC Medical Care Commission Retirement
               Facilities (Givens Estates)(1)             4.375     07/01/2009         39,965
     25,000    NC Medical Care Commission Retirement
               Facilities (The Forest at Duke)(1)         5.100     09/01/2013         24,751
      5,000    NC Medical Care Commission Retirement
               Facilities (The United Methodist
               Retirement Homes)(1)                       5.500     10/01/2035          4,638
  1,850,000    NC Medical Care Commission Retirement
               Facilities (Village at Brookwood)(1)       5.250     01/01/2032      1,509,397
     20,000    NC Municipal Power Agency(1)               5.000     01/01/2020         20,148
     85,000    Northampton County, NC IF&PCFA
               (Champion International Corp.)(1)          6.450     11/01/2029         83,494
    500,000    Northern Hospital District of Surry
               County, NC Health Care Facilities          6.250     10/01/2038        498,590
    100,000    Raleigh Durham, NC Airport Authority(1)    5.000     05/01/2037         89,107
     40,000    Raleigh, NC GO(1)                          5.500     06/01/2009         40,299
                                                                                 ------------
                                                                                   31,379,829


            4 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
U.S. POSSESSIONS--77.1%
$   100,000   Guam Education Financing Foundation
              COP(1)                                      5.000%    10/01/2023   $     97,904
     30,000   Guam GO(1)                                  5.375     11/15/2013         29,998
    250,000   Guam Government Waterworks Authority
              and Wastewater System(1)                    5.875     07/01/2035        240,585
     40,000   Guam Hsg. Corp. (Single Family Mtg.)(1)     5.750     09/01/2031         41,085
     40,000   Guam Power Authority, Series A(1)           5.250     10/01/2013         40,000
     60,000   Guam Power Authority, Series A(1)           5.250     10/01/2023         59,998
     75,000   Guam Power Authority, Series A(1)           5.250     10/01/2023         71,058
    235,000   Guam Tobacco Settlement Economic
              Devel. & Commerce Authority (TASC)(1)       5.250     06/01/2032        217,239
 67,775,000   Guam Tobacco Settlement Economic
              Devel. & Commerce Authority (TASC)          7.250(2)  06/01/2057      1,335,845
  2,400,000   Northern Mariana Islands Commonwealth,
              Series A(1)                                 5.000     06/01/2030      1,978,680
    500,000   Puerto Rico Aqueduct & Sewer
              Authority(1)                                0.000(3)  07/01/2024        431,945
  3,950,000   Puerto Rico Aqueduct & Sewer Authority      6.000     07/01/2044      4,140,667
  1,170,000   Puerto Rico Children's Trust Fund
              (TASC)(1)                                   5.375     05/15/2033      1,103,392
  2,250,000   Puerto Rico Children's Trust Fund
              (TASC)                                      5.500     05/15/2039      2,125,665
  3,270,000   Puerto Rico Children's Trust Fund
              (TASC)                                      5.625     05/15/2043      3,118,861
 20,870,000   Puerto Rico Children's Trust Fund
              (TASC)                                      6.460(2)  05/15/2050        948,542
 39,500,000   Puerto Rico Children's Trust Fund
              (TASC)                                      7.625(2)  05/15/2057        887,170
     20,000   Puerto Rico Commonwealth GO(1)              0.000(3)  07/01/2028         20,108
    100,000   Puerto Rico Commonwealth GO(1)              5.000     07/01/2026         98,023
     70,000   Puerto Rico Commonwealth GO(1)              5.125     07/01/2031         67,038
    485,000   Puerto Rico Commonwealth GO(1)              5.250     07/01/2024        479,316
    395,000   Puerto Rico Commonwealth GO(1)              5.250     07/01/2030        384,943
  1,900,000   Puerto Rico Commonwealth GO(4)              6.000     07/01/2027      1,990,212
    100,000   Puerto Rico Commonwealth GO(4)              6.000     07/01/2028        104,512
  2,500,000   Puerto Rico Electric Power Authority,
              Series TT(1)                                5.000     07/01/2037      2,414,650
  4,000,000   Puerto Rico Electric Power Authority,
              Series UU(5)                                2.507(6)  07/01/2031      3,196,004
     10,000   Puerto Rico HFC(1)                          5.100     12/01/2018         10,020
     55,000   Puerto Rico HFC (Homeowner Mtg.)(1)         5.100     12/01/2031         52,819
    445,000   Puerto Rico HFC, Series B(1)                5.300     12/01/2028        444,430
     25,000   Puerto Rico Highway & Transportation
              Authority(1)                                5.000     07/01/2022         24,217
  3,200,000   Puerto Rico Highway & Transportation
              Authority, Series N(5,7)                    2.337(6)  07/01/2045      2,368,000
    335,000   Puerto Rico IMEPCF (American
              Airlines)(1)                                6.450     12/01/2025        181,523
     35,000   Puerto Rico IMEPCF (American Home
              Products)(1)                                5.100     12/01/2018         36,051
     50,000   Puerto Rico Industrial Devel. Company,
              Series B(1)                                 5.375     07/01/2016         50,596
  1,400,000   Puerto Rico Infrastructure                  5.000     07/01/2046      1,344,854
     20,000   Puerto Rico Infrastructure                  5.500     10/01/2040         20,717
    260,000   Puerto Rico Infrastructure (Mepsi
              Campus)(1)                                  5.600     10/01/2014        258,016
    725,000   Puerto Rico Infrastructure (Mepsi
              Campus)(1)                                  6.250     10/01/2024        700,894
  2,120,000   Puerto Rico Infrastructure (Mepsi
              Campus)(1)                                  6.500     10/01/2037      2,022,650
  1,650,000   Puerto Rico ITEMECF (Ana G. Mendez
              University)(1)                              5.000     03/01/2036      1,421,492
     35,000   Puerto Rico ITEMECF (Ana G. Mendez
              University)(1)                              5.375     02/01/2019         34,831


            5 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

 PRINCIPAL
   AMOUNT                                                COUPON      MATURITY        VALUE
-----------                                              ------     ----------   ------------
$    80,000   Puerto Rico ITEMECF (Ana G. Mendez          5.375%    02/01/2029   $     75,073
              University)(1)
     45,000   Puerto Rico ITEMECF (Hospital Auxilio
              Mutuo)(1)                                   5.500     07/01/2026         45,368
  1,930,000   Puerto Rico Port Authority (American
              Airlines), Series A(1)                      6.250     06/01/2026      1,045,964
    270,000   Puerto Rico Port Authority, Series D(1)     6.000     07/01/2021        270,983
     50,000   Puerto Rico Port Authority, Series D(1)     7.000     07/01/2014         50,243
     30,000   Puerto Rico Public Buildings
              Authority(1)                                5.250     07/01/2033         29,266
      5,000   Puerto Rico Public Buildings
              Authority, Series D(1)                      5.250     07/01/2036          4,864
     10,000   Puerto Rico Public Finance Corp.,
              Series A(1)                                 5.750     08/01/2027          9,988
  6,500,000   Puerto Rico Sales Tax Financing Corp.,
              Series A                                    2.855(6)  08/01/2057      5,096,000
  2,000,000   Puerto Rico Sales Tax Financing Corp.,
              Series A                                    5.250     08/01/2057      1,975,570
    200,000   University of Puerto Rico(1)                5.000     06/01/2025        196,188
    250,000   University of Puerto Rico(1)                5.000     06/01/2026        245,063
    275,000   University of Puerto Rico, Series Q(1)      5.000     06/01/2030        267,143
    370,000   University of V.I. , Series A(1)            6.000     12/01/2024        372,405
     30,000   University of V.I. , Series A(1)            6.250     12/01/2029         30,287
     50,000   V.I.  Public Finance Authority (Gross
              Receipts Taxes Loan)(1)                     5.000     10/01/2031         48,920
  2,000,000   V.I.  Public Finance Authority
              (Hovensa Refinery)(1)                       4.700     07/01/2022      1,702,000
    200,000   V.I.  Public Finance Authority
              (Hovensa Refinery)(1)                       5.875     07/01/2022        194,612
    240,000   V.I.  Public Finance Authority
              (Hovensa Refinery)(1)                       6.125     07/01/2022        236,350
    175,000   V.I.  Public Finance Authority, Series
              A(1)                                        5.625     10/01/2025        175,698
    300,000   V.I.  Public Finance Authority, Series
              A(1)                                        5.625     10/01/2025        301,197
     50,000   V.I.  Public Finance Authority, Series      6.000     10/01/2022         50,083
              E(1)
                                                                                 ------------
                                                                                   47,017,815
TOTAL INVESTMENTS, AT VALUE (COST $84,844,003)-128.6%                              78,397,644
                                                                                 ------------
LIABILITIES IN EXCESS OF OTHER ASSETS-(28.6)                                      (17,412,314)
                                                                                 ------------
NET ASSETS-100.0%                                                                $ 60,985,330
                                                                                 ============

Footnotes to Statement of Investments

1. All or a portion of the security has been segregated for collateral to cover borrowings. See accompanying Notes.

2.   Zero coupon bond reflects effective yield on the date of purchase.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. When-issued security or delayed delivery to be delivered and settled after June 30, 2008. See accompanying Notes.

5. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Illiquid security. The aggregate value of illiquid securities as of June 30, 2008 was $2,368,000, which represents 3.88% of the Fund's net assets. See accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ARC       Assoc. of Retarded Citizens
CHS       Catholic Health Service
CIR       Charlotte Institute of Rehabilitation
CMC       Carolinas Medical Center
COP       Certificates of Participation
GO        General Obligation
HCC       Home Care of the Carolinas
HFA       Housing Finance Agency


            6 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

HFC       Housing Finance Corp.
IF&PCFA   Industrial Facilities & Pollution Control Financing Authority
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF   Industrial, Tourist, Educational, Medical and Environmental
          Community Facilities
MHSP      Mercy Hospital South Pineville
ROLs      Residual Option Longs
STHS      Stanly Health Services
STM       Stanly Manor
STMH      Stanly Memorial Hospital
STTLC     Stanly Total Living Center
TASC      Tobacco Settlement Asset-Backed Bonds
V.I.      United States Virgin Islands

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2 -inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3 - unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of June 30, 2008:

                                                 INVESTMENTS    OTHER FINANCIAL
VALUATION INPUTS                                IN SECURITIES     INSTRUMENTS*
----------------                                -------------   ---------------
Level 1 - Quoted Prices                          $                    $--
                                                          --
Level 2 - Other Significant Observable
Inputs                                            78,397,644           --
Level 3 - Significant Unobservable Inputs                 --           --
                                                 -----------          ---
   TOTAL                                         $78,397,644          $--
                                                 ===========          ===

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with


            7 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED
                           DELIVERY BASIS
                            TRANSACTIONS
                       ----------------------
Purchased securities         $2,072,554


            8 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may invest up to 20% of its total assets (which includes the effects of leverage) in inverse floaters. Inverse floaters, including the effects of leverage, amount to $3,865,996 as of June 30, 2008.

Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities in the annual and semiannual reports. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund's Statement of Operations in the annual and semiannual reports. At June 30, 2008, municipal bond holdings with a value of $5,564,004 shown on the Fund's Statement of Investments are held by such Trusts and serve as collateral for the $4,985,000 in short-term floating rate notes issued and outstanding at that date.

At June 30, 2008, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                            COUPON     MATURITY
AMOUNT       INVERSE FLOATER(1)                     RATE (2)     DATE       VALUE
----------   ------------------------------------   --------   --------   ---------
$1,145,000   Puerto Rico Electric Power Authority    4.336%     7/1/31    $ 341,004
             ROLs(3)
 1,070,000   Puerto Rico Highway & Transportation
             Authority ROLs(3)                       1.890      7/1/45      238,000
                                                                          ---------
                                                                          $ 579,004
                                                                          =========

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on pages 6-7 of the Statement of Investments.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater".

3.   Security is subject to a shortfall and forbearance agreement.

The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in such inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2008, in addition to the exposure detailed in the preceding table, the Fund's maximum exposure under such agreements is estimated at approximately $4,985,000.

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

ILLIQUID SECURITIES

As of June 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


            9 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Oppenheimer Rochester North Carolina Municipal Fund

STATEMENT OF INVESTMENTS JUNE 30, 2008 / UNAUDITED

BORROWINGS

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund's share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund's yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations in the annual and semiannual reports.

The Fund entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7043% as of June 30, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2008, the Fund had borrowings outstanding at an interest rate of 2.7043%. Details of the borrowings for the period ended June 30, 2008 are as follows:

Average Daily Loan Balance    $7,708,791
Average Daily Interest Rate        2.868%
Fees Paid                     $    9,963
Interest Paid                 $   53,535

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $85,598,890
                                 -----------
Gross unrealized appreciation    $   425,120
Gross unrealized depreciation     (7,626,366)
                                 -----------
Net unrealized depreciation      $(7,201,246)
                                 ===========


            10 | OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND



ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2008, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By: /s/ John V. Murphy
    ----------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    -----------------------------
    John V. Murphy
    Principal Executive Officer

Date: 08/07/2008

By: /s/ Brian W. Wixted
    -----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/07/2008